UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 12, 2011

TRANSATLANTIC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-10545	13-3355897

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

80 Pine Street, New York, New York	10005

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (212) 365-2200
NONE

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On August 12, 2011, Transatlantic Holdings, Inc. (“Transatlantic”) issued a press release announcing that it had entered into a confidentiality agreement, including a standstill provision, and commenced discussions with National Indemnity Company (“National Indemnity”), a member of the group of insurance companies of Berkshire Hathaway Inc. regarding the acquisition proposal received from National Indemnity by Transatlantic on August 5, 2011. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Transatlantic Holdings, Inc. dated August 12, 2011.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSATLANTIC HOLDINGS, INC. (Registrant)
	By:	/s/ Gary A. Schwartz
Gary A. Schwartz
Date: August 12, 2011		Senior Vice President and General Counsel

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Transatlantic Holdings, Inc. dated August 12, 2011.